Exhibit 99.1

NGPC NGP CAPITAL RESOURCESCOMPANY Friedman Billings Ramsey Investor Conference November 29 - 30, 2005

Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission. Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law. Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. 2

NGP Capital Resources Company o NGP Capital Resources Company (Nasdaq: NGPC) is a publicly held financial services company that invests primarily in securities of small and midsized energy companies. o NGPC offers yield and total return investors the opportunity to participate in investments that target the capital needs of these small and midsized companies. o Our primary focus is in the domestic upstream and midstream businesses. o NGPC leverages Natural Gas Partners' highly successful franchise that focuses on private equity investments in the energy industry. o Our current investment availability is approximately $300 million with capacity of approximately $450 million utilizing leverage with our equity base. o Our public equity capital makes NGPC a permanent source of capital for the energy markets. 3

NGPC -- a business development company o Regulated by the SEC under the Investment Company Act of 1940 and the Securities and Exchange Act of 1934. o Seventy percent of investments must be in the securities of private companies and public companies not listed on a national exchange. o Leverage is restricted to a maximum debt to capitalization of 50%. o The majority of our Board of Directors are independent. o We offer management assistance to our portfolio companies. NGPC 4

NGPC --also a regulated investment company o Income must be generated primarily from investments in securities of portfolio companies. o Mandatory asset diversification. o Annual distribution of at least 90% of taxable income. o No corporate federal income tax. NGPC 5

NGPC -- organization Investment Committee Officers & Employees NGP Investment Advisor, LP Investment Advisory Agreement Board of Directors Ken Hersh (NGP) David Albin (NGP) Edward Blessing (Ind.) Kent Conine (Ind.) James Latimer, III (Ind John Homier President/CEO Rich Bernardy CFO/Treasurer/Secretary 6

NGPC --our business o NGPC is a flexible source of capital, providing customized financing solutions. We can invest at multiple levels of the balance sheet: o Senior Debt o Subordinated Debt o Mezzanine Capital o Project Equity o Our investments can range from $5 million to over $100 million. NGPC 7

NGPC -- our business o Our capital serves a broad range of purposes, including: o Acquisitions and Buyouts o Growth & Development o Monetizations o Structured Vehicles o Recapitalizations o Restructuring o Special Situations NGPC 8

NGPC -- investment criteria o Good management o Proven energy track record o Regional, asset and/or technical expertise o Management controls the pace of development and operations. o Reserves development and engineering play --not a pure exploration or price play. o Acquisition and development projects for oil and gas production and other related investments, such as gas plants, pipelines and gas storage. NGPC can also invest in coal, power, and alternative energy. o Target rate of return is dependent on overall risk of the transaction being financed and can range from high single digit to high teens. NGPC 9

NGPC -- risk - return specturm IRR Objective 5% 10% 20% 30% PROVED PRODUCING RESERVES PROVED NON-PRODUCING RESERVES PROVED UNDEVELOPED RESERVES PROBABLE PRODUCING RESERVES OTHER PROBABLE RESERVES POSSIBLE RESERVES OTHER RESOURCE ENGINEERING RISK EXPLORATION RISK Investment Types Bank Debt Mezzanine Investments Equity Parameters 50% - 60% of PDP reserves Up to 150% +/- of PDP reserves with development expected to cure to 50% - 60% advance against PDP's w/i 6-36 mos. Development expected to cure to 50%- 60% advance against PDP's w/i 6 - 36 mos. No proven reserves, limited probable reserves NGPC 10

NGPC --financing advantages o Energy Focused and Experienced o Permanent Capital o Speed of Commitment and Closing o One-Stop Shop o Pricing and Structure tailored to the risk assumed o Underwriting Capability NGPC 11

NGPC --initial public offering o November 2004 o 17.4 million shares issued at $15.00 per share o Total proceeds $261 million; Net proceeds $244 million o Underwriters: Raymond James; Friedman Billings Ramsey; Advest, Inc.; BB&T, D. A. Davidson; Ferris, Baker Watts; Morgan Keegan; Oppenheimer RBC; Stifel, Nicolaus; Southwest Securities; Wunderlich. NGPC 12

NGPC -- milestone accomplishment o Established $60 million credit facility with SunTrust. o Built professional and administrative staff. o Created company infrastructure. o Expanding marketing effort and penetration. o Developed and documented internal controls for SOX and other regulatory compliance. NGPC 13

NGPC -- balance sheet summary December 31, 2004 September 30, 2005 (In millions) (Audited) (Unaudited) Assets Investments in portfolio securities $ 66 $105 Investments in auction rate securities 41 --Investments in high grade corporate securities --20 Investments in U.S. Treasury securities --104 Total investments $107 $229 Cash and cash equivalents $137 $ 17 Other assets 1 1 Total assets $245 $247 Liabilities and stockholders equity Accounts payable $ 1 $ 1 Dividends payable --2 Stockholders equity 244 244 Total liabilities and stockholders equity $245 $247 NGPC 14

NGPC -- income statement summary (In millions, unaudited) Investment income Se Quarter Ended ptember 30, 2005 $ 4.4 Nine Months Ended September 30, 2005 $12.3 Operating, Other expenses Management fees G&A, other expenses Total operating, Other expenses .9 .7 1.8 2.7 2.3 5.0 Net investment income 2.8 7.3 Net realized capital gains Net increase in unrealized depreciation in portfolio sec urities .2 (.4) .3 (1.0) Net increase in stockholders equity from operations $ 3.4 $ 6.6 NGPC 15

NGPC -- TARGETED INVESTMENTS NGPC

NGPC -- summary and conclusion o NGPC is a vehicle that offers investors the opportunity to participate in investments that target the capital needs of small and midsized energy companies. o Our primary focus is to provide financing for domestic upstream and midstream businesses. o Our investments in portfolio companies are in the range of $5 million to over $100 million. o NGPC is a permanent and flexible source of capital for multiple levels of a portfolio company's balance sheet. o Our financings enable companies to develop their assets, accelerate their growth, and position themselves for other capital markets activities.

NGP CAPITAL RESOURCES COMPANY www.ngpcrc.com 713-752-0062 John Homier Rich Bernardy Kelly Plato Larry Tharp Steve Gardner Dan Schockling